Prepayments and Other Current Assets - Summary of Prepayments and Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Other receivables	¥ 20,507	$ 3,218	¥ 17,881
Employee advances	1,682	264	2,417
Prepaid rents	10,177	1,597	6,609
Others	9,862	1,548	18,555
Total prepayments and other current assets	¥ 42,228	$ 6,627	¥ 45,462